Business Combinations	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Business Combinations
BUSINESS COMBINATIONS
Avista Corporation Purchase Agreement
In July 2017, Hydro One reached an agreement to acquire Avista Corporation (Merger) for approximately $6.7 billion in an all-cash transaction. Avista Corporation is an investor-owned utility providing electric generation, transmission, and distribution services. It is headquartered in Spokane, Washington, with service areas in Washington, Idaho, Oregon, Montana and Alaska. The closing of the Merger was subject to receipt of certain regulatory and government approvals, and the satisfaction of customary closing conditions.
The costs related to the acquisition totalling $69 million (2017 - $42 million) have been expensed through the consolidated statements of operations. These costs, net of unrealized gains on the foreign exchange contract of $25 million in the year ended December 31, 2018 and a loss of $3 million in the year ended December 31, 2017, resulted in net costs of $44 million and $45 million, respectively being included in earnings.
On December 5, 2018, the Washington Utilities and Transportation Commission (Washington UTC) issued an order denying the Merger. On December 17, 2018, Hydro One filed a petition requesting the Washington UTC to reconsider its December 5, 2018 order denying the Merger. On January 3, 2018, the Idaho Public Utilities Commission denied Hydro One's application to acquire Avista Corporation. On January 8, 2019, the Washington UTC issued a notice of denial of Hydro One's petition for reconsideration of Washington UTC's December 5, 2018 order denying the Merger. On January 14, 2019, the Oregon Public Utility Commission issued a notice of abeyance until Hydro One and Avista Corporation have sought a reversal of the two denial decisions.
On January 23, 2019, Hydro One and Avista Corporation announced that the companies have mutually agreed to terminate the Merger agreement. As a result of the termination of the Merger agreement, on January 24, 2019, Hydro One paid a US$103 million termination fee to Avista Corporation as required by the Merger agreement. On January 24, 2019, the Company cancelled the $1.0 billion non-revolving equity bridge credit facility and on January 25, 2019, Hydro One terminated the US$2.6 billion non-revolving debt bridge credit facility (Acquisition Credit Facilities). No amounts have been drawn on the Acquisition Credit Facilities. On February 1, 2019, Hydro One entered into a credit agreement for a $170 million unsecured demand operating credit facility (Demand Facility) for the purpose of funding the payment of the termination fee and other Merger related costs. On February 8, 2019, Hydro One redeemed the convertible debentures and paid the holders of the Instalment Receipts $513 million ($333 per $1,000 principal amount) plus accrued and unpaid interest of $7 million. The redemption of the convertible debentures was paid with cash on hand. As a result of the termination of the Merger agreement, no payment is due or receivable by Hydro One on the foreign exchange contract.
The following amounts related to the termination of the Merger agreement will be recorded by the Company in its 2019 first quarter financial statements:

•	$138 million OM&A costs for payment of the US$103 million termination fee;

•	$22 million financing charges, due to revaluation of the foreign-exchange contract to $nil and reversal of previously recorded gains;

•	repayment of $513 million convertible debentures and related interest of $7 million; and

•	$24 million financing charges, due to derecognition of the deferred financing costs related to convertible debentures.
See Note 16 - Convertible Debentures and Note 17 - Fair Value of Financial Instruments and Risk Management for details of the convertible debentures and the foreign exchange contract, respectively.
Orillia Power Purchase Agreement
In August 2016, the Company reached an agreement to acquire Orillia Power Distribution Corporation (Orillia Power), an electricity distribution company located in Simcoe County, Ontario, from the City of Orillia for approximately $41 million, including the assumption of approximately $15 million in outstanding indebtedness and regulatory liabilities, subject to closing adjustments and regulatory approval by the OEB. In September 2016, Hydro One filed an application with the OEB to acquire Orillia Power, which was denied by the OEB on April 12, 2018. On September 26, 2018, Hydro One filed a new application with the OEB for approval to acquire Orillia Power.
Peterborough Distribution Purchase Agreement
On July 31, 2018, Hydro One reached an agreement to acquire the business and distribution assets of Peterborough Distribution Inc. (Peterborough Distribution), an electricity distribution company located in east central Ontario, from the City of Peterborough for approximately $105 million. The acquisition is conditional upon the satisfaction of customary closing conditions and approval by the OEB and the Competition Bureau. On October 12, 2018, the Company filed an application with the OEB for approval of the acquisition. On November 14, 2018, the Competition Bureau issued no action letter, meaning that transaction can proceed from the Competition Bureau’s position.